Exhibit 99.7

GRIDIRON INTERMEDIATE HOLDINGS, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Financial Statements

As of June 30, 2024,

For the three and six months ended June 30, 2024

(Unaudited)

GRIDIRON INTERMEDIATE HOLDINGS, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(Unaudited)

(In thousands)

June 30, 2024
Assets
Current assets:
Restricted cash	$27,137
Accounts receivable and affiliates	21,934
Inventory	30,476
Prepaid expenses	1,166
Deposits	12,708
Intangible asset	584
Assets from risk management activities	46,968
Total current assets	140,973

Property, plant, and equipment	1,872,283
Accumulated depreciation	(532,975)
Property, plant, and equipment, net	1,339,308

Intangible assets, net	9,853
Operating lease right-of-use assets, net	18,626
Assets from risk management activities, long term	143,909
Other noncurrent assets	5,466
Total assets	$1,658,135

Liabilities and Member's Equity

Current liabilities:
Current portion of long-term debt	$47,682
Short term debt	59,500
Accounts payable and affiliates and accrued expenses	52,562
Liabilities from risk management activities	134,522
Operating lease liabilities	711
Total current liabilities	294,977

Long term debt	435,623
Asset retirement obligations	5,050
Liabilities from risk management activities, long term	295,782
Operating lease liabilities LT	20,670
Total liabilities	1,052,102

Member's equity	606,033

Total liabilities and member's equity	$1,658,135

See accompanying notes to the interim condensed consolidated financial statements.

GRIDIRON INTERMEDIATE HOLDINGS, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

For the three and six months ended June 30, 2024

(Unaudited)

(In thousands)

	Three months ended	Six months ended
	June 30, 2024	June 30, 2024
Revenues:
Energy and capacity revenues	$81,235	$157,618
Gain on risk management activities	55,693	31,516

Total revenues	136,928	189,134

Operating expenses:
Fuel and transportation	26,642	70,840
Loss (gain) on risk management activities	730	(6,267)
Operating and maintenance	16,390	27,735
General and administrative	1,417	2,766
Depreciation	17,088	34,420
Accretion	64	127
Total operating expenses	62,331	129,621

Operating income	74,597	59,513

Interest expense, net	(10,313)	(19,874)

Net income	$64,284	$39,639

See accompanying notes to the interim condensed consolidated financial statements.

GRIDIRON INTERMEDIATE HOLDINGS, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statements of Member’s Equity

For the three and six months ended June 30, 2024

(Unaudited)

(In thousands)

Member’s
equity
Balances at March 31, 2024	$541,749
Net income	64,284
Balances at June 30, 2024	$606,033

Balances at December 31, 2023	$562,394
Net income	39,639
Capital contributions	4,000
Balances at June 30, 2024	$606,033

See accompanying notes to the interim condensed consolidated financial statements.

GRIDIRON INTERMEDIATE HOLDINGS, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Condensed Consolidated Statement of Cash Flows

For the three and six months ended June 30, 2024

(Unaudited)

(In thousands)

	Three months ended	Six months ended
	June 30, 2024	June 30, 2024
Cash flows from operating activities:
Net income	$64,284	$39,639

Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	17,088	34,420
Amortization of deferred financing costs	1,049	2,109
Amortization of intangible assets	146	292
Amortization of right-of-use assets	236	472
Accretion	64	127
Risk management activities	(64,510)	(30,336)
Change in assets and liabilities:
Increase in accounts receivable	(5,336)	(4,543)
Increase in inventory and capital spares	(2,535)	(4,592)
Decrease in prepaid expenses	2,086	3,334
Decrease in deposits	6,622	5,862
Increase in other noncurrent assets	(1,052)	(2,439)
Increase (decrease) in accounts payable and accrued expenses	320	(54,091)
Decrease in operating lease liabilities	(178)	(350)
Net cash provided by (used in) operating activities	18,284	(10,096)

Cash flows from investing activities:

Payments for capital expenditures/construction in progress	(56)	(368)
Net cash used in investing activities	(56)	(368)

Cash flows from financing activities:
Proceeds from issuance of short-term debt	28,500	123,500
Principal payments on short term debt	(19,000)	(64,000)
Principal payments on long term debt	(20,551)	(41,101)
Capital contributions	-	4,000
Net cash provided by (used in) financing activities	(11,051)	22,399

Net change in restricted cash	7,177	11,935
Restricted cash, beginning of period	19,960	15,202
Restricted cash, end of period	$27,137	$27,137

Supplemental disclosure of cash flow information:
Cash paid for interest	$9,246	$18,049

See accompanying notes to the interim condensed consolidated financial statements

GRIDIRON INTERMEDIATE HOLDINGS, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Notes to the Condensed Consolidated Financial Statements

For the three and six months ended June 30, 2024

(1)	Organization

Gridiron Intermediate Holdings, LLC (Gridiron Intermediate or the Company) a Delaware limited liability company, was formed on August 29, 2019 to wholly own Gridiron Acquisition Holdings, LLC, which wholly owns Gridiron Funding, LLC (Gridiron Funding), which owns and finances certain power generation facilities which produce, sell and deliver energy and energy products and services into the PJM Interconnection LLC and ISO-New England Inc. (PJM and ISO-NE) power markets in the United States. Gridiron Funding includes LSP University Park, LLC (University Park), University Park Energy, LLC (University Park Energy), Wallingford Energy, LLC (Wallingford), Riverside Generating Company, LLC (Riverside), Doswell Limited Partnership (Doswell), (collectively, the Generation Facilities), Amsterdam Holdings, LLC, Wallingford Energy II LLC, Port River Energy Marketing, LLC, and Amsterdam Energy Marketing, LLC.

Gridiron Intermediate is indirectly wholly owned by Gridiron Holdings, LLC (Gridiron Holdings). Gridiron Energy, LLC (Gridiron Energy) and Gridiron Energy Management, LLC (Gridiron Management), respectively, own 100% of the Class A interests and 100% of the Class P interests in Gridiron Holdings. Gridiron Management is the manager of Gridiron Energy and Gridiron Holdings. Gridiron Services, LLC provides asset manager services to Gridiron Holdings. Gridiron Energy is scheduled to terminate on April 19, 2026, provided however, that such date may be extended by Gridiron Management for two additional one-year terms, and may be further extended in accordance with the Gridiron Energy Membership and Participation Agreement.

The Generation Facilities that are owned by the Company are described below:

Entity	Location	Size	Year operational	Type
LSP University Park, LLC	University Park, IL	582 MW	2002	Simple Cycle
University Park Energy, LLC	University Park, IL	328 MW	2001	Simple Cycle
Wallingford Energy, LLC	Wallingford, CT	350 MW	2002	Simple Cycle
Riverside Generating Company, LLC	Louisa, KY	976 MW	1999	Simple Cycle
Doswell Limited Partnership	Hanover County, VA	1274 MW	2001, 1992	Simple Cycle &
				Combined Cycle

GRIDIRON INTERMEDIATE HOLDINGS, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Notes to the Condensed Consolidated Financial Statements

For the three and six months ended June 30, 2024

(2)	Summary of Significant Accounting Policies

Basis of Presentation

The interim condensed consolidated financial statements of Gridiron Intermediate have been prepared by us, without audit, in accordance with U.S. generally accepted accounting principles (U.S. GAAP). Certain information and footnote disclosures normally included in annual financial statements have been condensed or omitted as permitted by such rules and regulations. All normal recurring adjustments have been included, and intercompany transactions have been eliminated in the interim condensed and consolidated financial statements. Management believes the disclosures are adequate to present fairly the financial position, results of operations, and cash flows at the dates and for the periods presented.

Use of Estimates

Management makes estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities and reported amounts of revenues and expenses to prepare the condensed consolidated financial statements in conformity with U.S. generally accepted accounting principles. The most significant of these estimates and assumptions relate to the valuation of derivative instruments and asset retirement obligations. Actual results could differ materially from those estimates.

Restricted Cash

Restricted cash consists of amounts that are restricted under the terms of certain financing agreements from transfer or dividend until such time as certain conditions are met. Such restricted cash is used primarily for operating expenses and debt service.

(3)	Select Balance Sheet Information

Inventory

As of June 30, 2024, fuel oil was $9.0 million and spare parts inventories were $21.5 million.

Asset Retirement Obligations

As of June 30, 2024, the Company had a liability of $5.1 million, for asset retirement obligations to provide for the future removal and dismantling of the Riverside and Wallingford generation facilities. For the three and six months ended June 30, 2024, accretion expense was $64 thousand and $127 thousand, respectively, in accompanying condensed consolidated statements of operations.

Intangible Assets, Net

As of June 30, 2024, the intangible asset, net of amortization, is $10.4 million. For the three and six months ended June 30, 2024, the Company recorded $146 thousand and $292 thousand, respectively, of amortization related to the asset management arrangement. The intangible asset is being amortized using the straight-line method over the term of the contract as a reduction in Energy and capacity revenues on the accompanying condensed consolidated statements of operations.

GRIDIRON INTERMEDIATE HOLDINGS, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Notes to the Condensed Consolidated Financial Statements

For the three and six months ended June 30, 2024

Revenue Recognition

For the three and six months ended June 30, 2024, capacity revenues were $13.7 million $27.2 million respectively, which are reflected as a component of Energy and capacity revenues in the accompanying condensed consolidated statements of operations.

Fair Value of Financial Instruments

The carrying amounts of restricted cash, accounts receivable, accounts payable and accrued expenses, and short-term debt are equal to or approximate their fair values due to the short-term maturity of those instruments. As of June 30, 2024, the fair value of long-term debt is estimated to be $434.8 million.

Regional Greenhouse Gas Initiative Allowances

The Company is located in states that participate in the Regional Greenhouse Gas Initiative (RGGI) to reduce greenhouse gas emissions. As of June 30, 2024, the Company recorded accounts payable of $128 thousand, based on weighted average cost and the fair market value for the remaining liability in excess of the RGGI contracts on the accompanying condensed consolidated balance sheets. For the three and six months ended June 30, 2024, RGGI allowance expense was $146 thousand and $183 thousand, respectively, which are reflected as a component of fuel and transportation expense in the accompanying condensed consolidated statements of operations.

(4)	Property, Plant, and Equipment, Net

Property, plant and equipment, net as of June 30, 2024 consist of the following (in thousands):

June 30, 2024
Land and improvements	$11,050
Plant and Equipment	1,843,272
Capital spares	15,935
Construction in progress	149
Equipment and tools	209
Computer software and Hardware	1,161
Vehicles	428
Office furniture & Equipment	79
Total property, plant and equipment	1,872,283
Accumulated depreciation	(532,975)
Property, plant and equipment, net	$1,339,308

For the three and six months ended June 30, 2024, depreciation expense was $17.1 million and $34.4 million, respectively.

GRIDIRON INTERMEDIATE HOLDINGS, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Notes to the Condensed Consolidated Financial Statements

For the three and six months ended June 30, 2024

(5)	Facility and Contract Commitments

Energy Management Agreements

For the three and six months ended June 30, 2024, the Company incurred costs under the Energy Management Agreements (EMAs) of approximately $302 thousand and $580 thousand, respectively, which are reflected as a component of operating and maintenance expenses on the accompanying condensed consolidated statements of operations. The characteristics and details of the EMAs remain consistent with those disclosed in the annual financial statements for the year ended December 31, 2023, with no material updates during the interim period.

Gas Transportation and Storage Agreements

For the three and six months ended June 30, 2024, the Company incurred costs of $6.2 million and $11.8 million, respectively, under the gas transportation and storage agreements, which are reflected as a component of fuel and transportation expenses on the accompanying condensed consolidated statements of operations. As of June 30, 2024, the Company has $11.7 million in Letters of Credit (LOCs) outstanding related to the gas transportation and storage agreements. The characteristics and details of these agreements remain consistent with those disclosed in the annual financial statements for the year ended December 31, 2023, with no material updates during the interim period.

Operations and Maintenance Agreements

For the three and six months ended June 30, 2024, the Company incurred costs of $3.6 million and $6.9 million, respectively, under the O&M agreements, which are reflected as a component of operating and maintenance expenses on the accompanying condensed consolidated statements of operations. The characteristics and details of these agreements remain consistent with those disclosed in the annual financial statements for the year ended December 31, 2023, with no material updates during the interim period.

Electric Interconnection Agreements

The Company has electric interconnection agreements with PJM and ISO-NE that connect the Generation Facilities to the electrical power grid.

Long Term Service Agreement

On September 28, 2018, Doswell and Siemens Energy, Inc. entered into a long term service agreement (LTSA) that provides for outage procedures on certain combustion turbine components.

For the three and six months ended June 30, 2024, the Company made payments under the LTSA of $1.1 million and $2.4 million, respectively, which were reflected as a prepayment in other noncurrent assets in the accompanying condensed consolidated balance sheets. As of June 30, 2024, the prepayments pursuant to the LTSA were $5.3 million.

GRIDIRON INTERMEDIATE HOLDINGS, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Notes to the Condensed Consolidated Financial Statements

For the three and six months ended June 30, 2024

(6)	Financing Arrangements

Our financing arrangements consisted of the following as of June 30, 2024 (in thousands):

Loan agreement	June 30, 2024
Senior secured notes	$458,224
Revolving facility	59,500
Holdco loan	26,264
Total debt principal	543,988
Less: unamortized debt issuance and deferred financing costs	(1,183)
Total debt	542,805
Less: current portion	(47,682)
Less: Short term debt	(59,500)
Long term debt	435,623

Gridiron Funding Credit Agreement

On May 15, 2017, Gridiron Funding executed financing arrangements which consist of the following:

a)	$590 million term loan (Term Loan),

b)	$460 million senior secured notes (Senior Secured Notes),

c)	$150 million revolving and letter of credit facility (Revolving Facility)

The interest rates in effect as of June 30, 2024 for the Revolving Facility was 8.2%

The amortization of the debt issuance and deferred financing costs is reflected as a component of interest expense, net on the accompanying condensed consolidated statements of operations. For the three and six months ended June 30, 2024, amortization of these costs totaled $1.0 million and $2.1 million, respectively.

As of June 30, 2024, a LOC was issued in the amount of $30.1 million. This LOC, in addition to the existing availability under the Revolving Facility, satisfies the debt service reserve requirement.

As of June 30, 2024, the Company issued a LOC in the amount of $10.8 million. This LOC, in addition to the existing availability under the Revolving Facility, satisfies the major maintenance requirement.

As of June 30, 2024, Gridiron Funding had $34.4 million available under the Revolving Facility.

Gridiron Intermediate Holdings Credit Agreement

On August 29, 2019, the Company closed on financing a term loan (HoldCo loan). Under the Credit Agreement, the Company is also required to maintain and have available a debt service reserve at least equal to the aggregate scheduled principal, interest, interest rate swaps settlement, and other scheduled debt service projected to be payable under the agreement for the six-month period occurring after the last day of each calendar quarter. As of June 30, 2024, the Company had LOCS of $2.5 million to satisfy this requirement.

GRIDIRON INTERMEDIATE HOLDINGS, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Notes to the Condensed Consolidated Financial Statements

For the three and six months ended June 30, 2024

(7)	Derivative Instrument and Hedging Activities

The Company has entered into multiple separate derivative agreements for the Generation Facility. The following is a summary of the terms of these agreements.

Heat Rate Call Option

The Company entered into several daily financial heat rate call option contracts with various counterparties. These contracts provide for receipt of fixed option premium payments by certain Generation Facilities, net of energy settlements based on a fixed heat rate, power reference index price, gas reference index price, and certain energy prices. Additionally, the aforementioned Generation Facilities retain dispatch control over all of the contracted facilities and receive all proceeds from the physical sale of energy, capacity, and ancillary services. The heat rate call options are marked to market with changes in fair value recognized in current period earnings.

Commodity Derivatives

The Company entered into various energy related derivatives to manage the commodity price risk associated with power revenues and fuel costs, including:

a)	Power Swap Contracts which require payments to or from counterparties based upon the difference between the contract and the market price for a predetermined notional amount. These contracts are used to manage commodity price risk associated with changes in the RTOs power prices.

b)	Gas Swap and Optimization Contracts which require payments to or from counterparties based upon the difference between the contract and the market price for a predetermined notional amount. These contracts are used to manage commodity price risk at multiple delivery points associated with changes in fuel prices.

c)	RGGI Futures Contracts which two parties agree to exchange a fixed number of allowances of a certain vintage year at a fixed price for a specific delivery month.

The contracts mentioned above are entered into as part of the Company’s overall hedging strategy with respect to commodity price risk associated with energy gross margin. The Company records changes in the fair value of the commodity derivatives in the accompanying condensed consolidated statement of operations in the current period.

GRIDIRON INTERMEDIATE HOLDINGS, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Notes to the Condensed Consolidated Financial Statements

For the three and six months ended June 30, 2024

Capacity Swap

The Company entered into an agreement with a counterparty for a capacity swap of 30 MW of daily unforced capacity load through May 31, 2027. The contract provides for the Company to receive fixed capacity payments, escalating annually at 3%, in exchange for floating capacity payments set by prices settled in the capacity auction. This swap is marked to market with changes in fair value recognized in current period earnings. The Company issued a LOC in favor of the counterparty in the amount of $500 thousand.

Fair Value Measurements

The following tables set forth by level within the fair value hierarchy the assets and liabilities of the Company that were accounted for at fair value on a recurring basis as of June 30, 2024. These assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of fair value of assets and liabilities and their placement within the fair value hierarchy levels. The three levels of the fair value hierarchy defined by ASC 820 are as follows:

●	Level 1 – Quoted prices are available in active markets for identical assets or liabilities as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis.

●	Level 2 – Pricing inputs are other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date. Level 2 includes those financial instruments that are valued using models or other valuation methodologies. These models are primarily industry standard models that consider various assumptions, including quoted forward prices for commodities, time value, volatility factors, and current market and agreement prices for the underlying instruments, as well as other relevant economic measures. Substantially all of these assumptions are observable in the marketplace throughout the full term of the instrument, can be derived from observable data, or are supported by observable levels at which transactions are executed in the marketplace.

●	Level 3 – Pricing inputs include significant inputs that are generally less observable from objective sources. These inputs may be used with internally developed methodologies that result in management’s best estimate of fair value.

GRIDIRON INTERMEDIATE HOLDINGS, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Notes to the Condensed Consolidated Financial Statements

For the three and six months ended June 30, 2024

The following tables present assets and liabilities measured and recorded at fair value on the Company’s accompanying condensed consolidated balance sheets and their level within the fair value hierarchy as of June 30, 2024, (in thousands):

	Fair value as of June 30, 2024
	Level 1	Level 2	Level 3	Total
Commodity derivative – assets	$—	188,887	—	188,887
Commodity derivative – liabilities	—	(349,510)	—	(349,510)
RGGI Future Contract – assets	—	174	—	174
Capacity swap – assets	—	—	1,816	1,816
Heat rate call options – liabilities	—	—	(80,794)	(80,794)
Derivative instrument liabilities (net)	$—	(160,449)	(78,978)	(239,427)

For the periods ending June 30, 2024, the Company did not have any transfers between Levels 1, 2, or 3.

The following tables provide quantitative information for financial instruments classified as Level 3 in the fair value hierarchy for the periods ended June 30, 2024:

	Fair Value as of	Valuation		Average
	June 30, 2024	Technique	Significant Inputs	June 30, 2024
Heat rate call options	$(80,794)	Model	Electricity regional prices	$50.98
			Natural gas prices	$3.28
			Power price volatility	34.5%
			Gas price volatility	47.1%
Capacity Swap	$1,816	Model	Electricity regional prices	$131-144

The following tables present information concerning the impact of the derivative instruments on the accompanying condensed consolidated balance sheets and accompanying condensed consolidated statements of operations.

GRIDIRON INTERMEDIATE HOLDINGS, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Notes to the Condensed Consolidated Financial Statements

For the three and six months ended June 30, 2024

Impact of Derivative Instruments on the Accompanying Condensed Consolidated Balance Sheets

The following tables present the classifications and fair value of derivative instruments on the accompanying condensed consolidated balance sheets as of June 30, 2024 (in thousands):

Instrument	Balance sheet location	June 30, 2024
Derivatives not designated as hedging activities:
RGGI Futures Contracts	Assets from risk management activities	$174
Commodity derivatives	Assets from risk management activities	45,730
Commodity derivatives	Assets from risk management activities, long term	143,157
Commodity derivatives	Liabilities from risk management activities	(84,111)
Commodity derivatives	Liabilities from risk management activities, long term	(265,399)
Capacity swaps	Assets from risk management activities	1,064
Capacity swaps	Assets from risk management activities, long term	752
Heat rate call options	Liabilities from risk management activities	(50,411)
Heat rate call options	Liabilities from risk management activities, long term	(30,383)
Total derivatives not designated as hedging activities		(239,427)
Total derivatives, net liability		$(239,427)

Impact of Derivative Instrument on the Accompanying Condensed Consolidated Statements of Operations

The following tables present the disclosure of the location and amount of gains and losses on derivative instruments in the accompanying condensed consolidated statements of operations for the three and six months ended June 30, 2024, by type of instrument. The impact of derivative instruments that have not been designated as hedging instruments (in thousands):

		Amount of gain (loss) in income on derivative
		Three-months	Six-months
	Location of gain (loss) recognized in	ended June	ended June
Instrument	income on derivatives	30, 2024	30, 2024
Derivatives not designated as hedges:
Commodity derivatives - power	Gain on risk management activities	$43,583	12,038
Commodity derivatives - gas	Loss (gain) on risk management activities	(730)	6,267
Heat rate call options	Gain on risk management activities	16,159	21,982
RGGI Future Contracts	Gain on risk management activities	(4,049)	(2,504)
Total gain in income on derivatives		$54,963	37,783

GRIDIRON INTERMEDIATE HOLDINGS, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Notes to the Condensed Consolidated Financial Statements

For the three and six months ended June 30, 2024

Offsetting of Derivative Assets and Liabilities

The Company has not elected to present derivative assets and liabilities on the balance sheets by offsetting amounts that could be netted pursuant to agreements with the Company’s counterparties.

The following table presents the gross and net derivative assets and liabilities and shows the effect if the offsetting amounts were shown net pursuant to agreements with the Company’s counterparties on the accompanying condensed consolidated balance sheets as of June 30, 2024 (in thousands):

		Offsetting
	Gross amounts not	amounts of
	offset in financial	derivative	Net amounts after
	statements as of	instruments as of	offset as of
	June 30, 2024	June 30, 2024	June 30, 2024
Assets from risk management activities	$190,877	(182,011)	8,866
Liabilities from risk management activities	(430,304)	182,011	(248,293)
Net risk management activities	$(239,427)	—	(239,427)

(8)	Related Party Transactions

The Company receives certain overhead administrative and management services from an affiliate. These costs are not allocated to the Company. All other costs related to the operation and management of the Generation Facilities are reflected in the accompanying condensed consolidated statements of operations.

(9)	Commitments and Contingencies

The Company enters into contracts in the ordinary course of business that contain various representations, warranties, indemnifications, and guarantees. Some of the agreements contain indemnities that cover the other party’s negligence or limit the other party’s liability with respect to third-party claims, in which event the Company effectively indemnifies the other party. While there is the possibility of a loss related to such representations, warranties, indemnifications, and guarantees in the contracts and such loss could be significant, the Company considers the probability of loss to be remote.

The Company is, from time to time, a party to certain other claims arising in the ordinary course of business. The Company is of the opinion that final disposition of these claims will not have a material adverse effect on the Company’s condensed consolidated balance sheets, statements of operations, or cash flows.

(10)	Members’ Equity

Profits, losses and distributions are allocated in accordance with the provisions of the Company’s limited liability agreement. For the six months ended June 30, 2024, the Company received a contribution of $4.0 million. For the three months ended June 30, 2024, the Company did not receive any such contributions.

GRIDIRON INTERMEDIATE HOLDINGS, LLC

(A Delaware Limited Liability Company)

AND SUBSIDIARIES

Notes to the Condensed Consolidated Financial Statements

For the three and six months ended June 30, 2024

(11)	Subsequent Events

On August 9, 2024, Gridiron Holdings contributed the equity interests of the Company to the newly formed entity, Lightning Power Holdings, LLC (Lightning Power), in exchange for 32% of Class A common units in Lightning.